UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2011

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2011, Exelon Corporation (Exelon), Exelon Generation Company, LLC (Generation) and PECO Energy Company (PECO), executed three new credit facilities, as described below (collectively, the 2011 Credit Agreements).

Item 1.02	Termination of a Material Definitive Agreement

On March 23, 2011, Exelon and the other parties to the $1 billion Credit Agreement dated as of October 26, 2006 among Exelon, the Lenders party thereto and JPMorgan Chase Bank, N.A. (JPMCB), as administrative agent, terminated that agreement. The termination occurred concurrently with the entry into the 2011 Credit Agreements.

On March 23, 2011, Generation and the other parties to the $5 billion Credit Agreement dated as of October 26, 2006 among Generation, the Lenders party thereto and JPMCB, as administrative agent, terminated that agreement. The termination occurred concurrently with the entry into the 2011 Credit Agreements.

On March 23, 2011, PECO and the other parties to the $600 million Credit Agreement dated as of October 26, 2006 among PECO, the Lenders party thereto and JPMCB, as administrative agent, terminated that agreement. The termination occurred concurrently with the entry into the 2011 Credit Agreements.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On March 23, 2011, Exelon entered into a five-year revolving credit facility with JPMCB, as Administrative Agent, Bank of America, N.A., Barclays Capital and The Royal Bank of Scotland plc, as co-syndication agents (Syndication Agents), J.P. Morgan Securities LLC, Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., BNP Paribas Securities Corp., Citigroup Global Markets, Inc., The Bank of Nova Scotia, Mitsubishi UFJ Financial Group and Wells Fargo Securities, LLC as joint arrangers (Arrangers), and other lenders. Under this credit facility, Exelon may borrow funds on a revolving basis, and may request letters of credit, all in a maximum amount outstanding not to exceed $500 million. The credit facility is available for letters of credit in an aggregate amount of up to $200 million.

On March 23, 2011, Generation entered into a five-year revolving credit facility with JPMCB, as Administrative Agent, the Syndication Agents, the Arrangers and other lenders. This credit facility provides for an aggregate commitment of $5.3 billion, which may be drawn down in the form of loans and/or letters of credit. Under this credit facility, Generation may borrow funds on a revolving basis, and may request letters of credit, all in a maximum amount outstanding not to exceed $5.3 billion. The credit facility is available for letters of credit in an aggregate amount of up to $3.5 billion.

On March 23, 2011, PECO entered into a five-year revolving credit facility with JPMCB, as Administrative Agent, the Syndication Agents, the Arrangers and other lenders. This credit facility provides for an aggregate commitment of $600 million, which may be drawn down in the form of loans and/or letters of credit. Under this credit facility, PECO may borrow funds on a revolving basis, and may request letters of credit, all in a maximum amount outstanding not to exceed $600 million. The credit facility is available for letters of credit in an aggregate amount of up to $300 million.

Loans outstanding under the 2011 Credit Agreements will bear interest at variable rates, determined at the borrower’s election, equal to (a) any time a loan is a Eurodollar Advance, the London Interbank Offered Rate (LIBOR) for each applicable interest period selected by the borrower plus a specified margin determined from the pricing schedule set forth below and (b) any time a loan is Base Rate Advance, a fluctuating rate equal to the higher of (i) the JPMCB prime rate as in effect from time to time, (ii) the sum of the federal funds rate most recently determined by JPMCB plus 0.5% per annum; or (iii) the LIBOR rate for a one month interest period plus 1%. The 2011 Credit Agreements require the borrower’s to pay a facility fee based upon the aggregate commitments under the agreements. The fees vary depending upon the borrower’s credit rating. The Facility Fee Rates are set forth in the pricing schedule below.

PRICING SCHEDULE

Pricing Level	Senior Unsecured Debt Rating S&P/Moody’s/Fitch	Applicable Margin for Eurodollar Advances and LC Fee Rate	Applicable Margin for Base Rate Advances	Facility Fee Rate
I	≥ A/A2/A	1.000%	0.000%	0.125%
II	≥ A-/A3/A-	1.100%	0.100%	0.150%
III	BBB+/Baa1/BBB+	1.300%	0.300%	0.200%
IV	BBB/Baa2/BBB	1.500%	0.500%	0.250%
V	BBB-/Baa3/BBB-	1.700%	0.700%	0.300%
VI	≤ BB+/Ba1/BB+	1.850%	0.850%	0.400%

As of March 23, 2011, Exelon and Generation are subject to Pricing Level III given current senior unsecured debt ratings and PECO is subject to Pricing Level II.

Lending commitments under each credit facility will terminate on March 23, 2016, unless extended. Each credit facility includes provisions for two one-year extensions at the option of the borrower and with the consent of the lenders, which, if requested by the borrowers and granted by the lenders in their sole discretion, would cause the credit facility to expire on March 23, 2018. Each credit facility also allows Exelon, PECO and Generation to request increases in the aggregate commitments, and therefore the aggregate amount available for borrowing and the issuance of letters of credit, up to an additional $250 million, in the case of each of Exelon and PECO, and up to an additional $1 billion in the case of Generation. Any such requested increase is subject to the existing lenders, new lenders, or some combination of both, agreeing in their sole discretion to increase existing commitments or extend new commitments.

The 2011 Credit Agreements contain customary representations and warranties, covenants and events of default.

Each of the lenders under the 2011 Credit Agreements has made a five-year commitment with respect to its allocation. The following table sets forth the facility allocation of each lender with respect to each of Exelon, Generation and PECO.

LENDER	EXELON	GENERATION	PECO	TOTAL
JPMorgan Chase Bank, N.A.	$28,906,250	$306,406,250	$34,687,500	$370,000,000
Bank of America, N.A.	$28,906,250	$306,406,250	$34,687,500	$370,000,000
Barclays Bank PLC	$28,906,250	$306,406,250	$34,687,500	$370,000,000
The Royal Bank of Scotland plc	$28,906,250	$306,406,250	$34,687,500	$370,000,000
Mitsubishi UFJ Financial Group	$28,906,250	$306,406,250	$34,687,500	$370,000,000
BNP Paribas	$28,906,250	$306,406,250	$34,687,500	$370,000,000
Citibank N.A.	$28,906,250	$306,406,250	$34,687,500	$370,000,000
The Bank of Nova Scotia	$28,906,250	$306,406,250	$34,687,500	$370,000,000
Wells Fargo Bank, N.A.	$28,906,250	$306,406,250	$34,687,500	$370,000,000
Credit Suisse AG, Cayman Islands Branch	$24,609,375	$260,859,375	$29,531,250	$315,000,000
Deutsche Bank AG New York Branch	$24,609,375	$260,859,375	$29,531,250	$315,000,000
Goldman Sachs Bank USA	$24,609,375	$260,859,375	$29,531,250	$315,000,000
Mizuho Corporate Bank, Ltd.	$24,609,375	$260,859,375	$29,531,250	$315,000,000
Morgan Stanley Bank, N.A.	$24,609,375	$260,859,375	$29,531,250	$315,000,000
Royal Bank of Canada	$24,609,375	$260,859,375	$29,531,250	$315,000,000
U.S. Bank National Association	$24,609,375	$260,859,375	$29,531,250	$315,000,000
UBS Loan Finance LLC	$24,609,375	$260,859,375	$29,531,250	$315,000,000
The Bank of New York Mellon	$9,765,625	$103,515,625	$11,718,750	$125,000,000
The Northern Trust Company	$9,765,625	$103,515,625	$11,718,750	$125,000,000
CIBC Inc.	$7,812,500	$82,812,500	$9,375,000	$100,000,000
Keybank National Association	$7,812,500	$82,812,500	$9,375,000	$100,000,000
PNC Bank, National Association	$7,812,500	$82,812,500	$9,375,000	$100,000,000
TOTAL	$500,000,000	$5,300,000,000	$600,000,000	$6,400,000,000

Copies of the 2011 Credit Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	$500,000,000 Credit Agreement dated as of March 23, 2011 among Exelon Corporation, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.2	$5,300,000,000 Credit Agreement dated as of March 23, 2011 among Exelon Generation Company, LLC, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.3	$600,000,000 Credit Agreement dated as of March 23, 2011 among PECO Energy Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Generation and PECO (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President, Chief Financial Officer and Treasurer
Exelon Corporation

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

March 23, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	$500,000,000 Credit Agreement dated as of March 23, 2011 among Exelon Corporation, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.2	$5,300,000,000 Credit Agreement dated as of March 23, 2011 among Exelon Generation Company, LLC, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent

99.3	$600,000,000 Credit Agreement dated as of March 23, 2011 among PECO Energy Company, as Borrower, Various Financial Institutions, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent